UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-2719

DWS Strategic Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Strategic Government Securities Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

16 Portfolio Summary

17 Investment Portfolio

25 Financial Statements

29 Financial Highlights

34 Notes to Financial Statements

45 Summary of Management Fee Evaluation by Independent Fee Consultant

50 Summary of Administrative Fee Evaluation by Independent Fee Consultant

51 Account Management Resources

52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Until May 31, 2009 the maximum sales charge for Class A shares is 4.50%. Effective June 1, 2009 the maximum sales charge for Class A shares was lowered to 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 0.80%, 1.73%, 1.60% and 0.62% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and the 1-year, 3-year, 5-year and 10-year periods for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Strategic Government Securities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	8.28%	5.67%	6.21%	4.81%	5.07%
Class B	7.66%	4.72%	5.27%	3.85%	4.14%
Class C	7.84%	4.82%	5.36%	3.95%	4.23%
Institutional Class	8.37%	5.96%	6.46%	4.99%	5.30%
Barclays Capital GNMA Index+	8.03%	7.83%	7.48%	5.89%	6.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 8.55	$ 8.54	$ 8.56	$ 8.54
10/31/08	$ 8.08	$ 8.07	$ 8.09	$ 8.07
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .19	$ .15	$ .16	$ .20
April Income Dividend	$ .0277	$ .0212	$ .0221	$ .0289
SEC 30-day Yield as of 4/30/09++	4.16%	3.55%	3.61%	4.81%
Current Annualized Distribution Rate as of 4/30/09++	3.89%	2.98%	3.10%	4.06%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.41% for Class B had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The correct annualized distribution rate would have been 2.84% for Class B had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — GNMA Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	50	of	65	76
3-Year	40	of	58	65
5-Year	30	of	57	52
10-Year	24	of	38	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Government Securities Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Strategic Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,092	$11,442	$12,079	$15,659
	Average annual total return	.92%	4.59%	3.85%	4.59%
Class B	Growth of $10,000	$10,172	$11,466	$11,982	$14,997
	Average annual total return	1.72%	4.67%	3.68%	4.14%
Class C	Growth of $10,000	$10,482	$11,697	$12,135	$15,133
	Average annual total return	4.82%	5.36%	3.95%	4.23%
Barclays Capital GNMA Index+	Growth of $10,000	$10,783	$12,414	$13,312	$17,969
	Average annual total return	7.83%	7.48%	5.89%	6.04%

The growth of $10,000 is cumulative.

+ The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Strategic Government Securities Fund — Institutional Class [] Barclays Capital GNMA Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Strategic Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,059,600	$1,206,700	$1,275,700	$1,676,600
	Average annual total return	5.96%	6.46%	4.99%	5.30%
Barclays Capital GNMA Index+	Growth of $1,000,000	$1,078,300	$1,241,400	$1,331,200	$1,796,900
	Average annual total return	7.83%	7.48%	5.89%	6.04%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 0.62% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year and the Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Strategic Government Securities Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	8.37%	5.86%	6.39%	5.19%
Barclays Capital GNMA Index+	8.03%	7.83%	7.48%	6.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 8.55
10/31/08	$ 8.08
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .20
April Income Dividend	$ .0290
SEC 30-day Yield as of 4/30/09++	4.49%
Current Annualized Distribution Rate as of 4/30/09++	4.07%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	48	of	65	73
3-Year	32	of	58	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Government Securities Fund — Class S [] Barclays Capital GNMA Index+

Comparative Results as of 4/30/09
DWS Strategic Government Securities Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,586	$12,042	$12,092
	Average annual total return	5.86%	6.39%	5.19%
Barclays Capital GNMA Index+	Growth of $10,000	$10,783	$12,414	$12,540
	Average annual total return	7.83%	7.48%	6.22%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
+ The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,082.80	$ 1,076.60	$ 1,078.40	$ 1,083.70	$ 1,083.70
Expenses Paid per $1,000*	$ 4.29	$ 8.80	$ 8.30	$ 3.41	$ 3.05
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,020.68	$ 1,016.31	$ 1,016.81	$ 1,021.52	$ 1,021.87
Expenses Paid per $1,000*	$ 4.16	$ 8.55	$ 8.05	$ 3.31	$ 2.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.83%	1.71%	1.61%	.66%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio managers discuss market conditions and the fund's investment strategy during the semiannual period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Could you describe the investing environment over the six-month period ended April 30, 2009?

A: As the period began, sentiment in the credit markets continued to be poor in the wake of the September 2008 turmoil among leading global financial institutions. Even high-quality non-government sectors saw significant declines in November, as investors placed a tremendous premium on safety. Conditions stabilized to a degree in December, and investor risk appetites began to return over the first quarter of 2009, as the extensive government actions to support the financial sector gained traction with market participants. GNMA securities provided attractive returns for the six months, as they were much less impacted by the volatility during the early part of the period than other, lower-quality sectors.

GNMA investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans. These prepayments must then be reinvested at the prevailing lower interest rates. During the six-month period, the US Federal Reserve Board (the Fed) did everything it could to bring rates down, including lowering the federal funds rate from 1% to the unprecedented 0% to 0.25% range in December of 2008.1 Treasury yields finished lower along the length of the curve.2 To illustrate, the two-year Treasury yield fell by 65 basis points, from 1.55% to 0.90%, while the 10-year fell 83 basis points, from 3.95% to 3.12% (100 basis points equals one percentage point). Mortgage rates fell as well over the period, approaching historical lows, as the cuts in the fed funds rate and other government actions designed to lower costs for borrowers took hold.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2009, the fund's Class A shares posted a 8.28% total return, compared with the 8.03% return of its benchmark, the Barclays Capital GNMA Index (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for more performance information.)3 The fund's return exceeded the 8.02% return of its average peer in the Lipper GNMA Funds category.4 At the close of the period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 2.0 years, compared with 2.3 years for the Barclays Capital GNMA Index.5

Q: Can you give us an overview of how you manage the fund?

A: In managing the fund, we seek high current income, liquidity and security of principal. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.6 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

In putting together our GNMA allocation, we monitor mortgage refinancing activity closely, as this is a good indicator of the fund's exposure to prepayment risk.7 We conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing our holding yield.

We do not try to choose securities based on their duration -— a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond. Instead, we look for securities that we feel are cheap relative to the Barclays Capital GNMA Index.

Q: What were the fund's primary strategies during the period?

A: We have for some time had the fund positioned in expectation of an overall environment of lower interest rates, based on the Fed's clear commitment to bring borrowing costs down. Such an environment normally leads to more rapid prepayment of underlying mortgages and makes investors less willing to pay for threatened cash flows from higher-coupon mortgages.8 In order to protect against such a scenario, we have been focusing on structures resistant to prepayment, such as lower-coupon securities backed by seasoned mortgages. In this vein, early in the six-month period we were able to purchase low-coupon GNMAs at a discount. These securities finished the period substantially above par as mortgage rates fell and investor concerns over the risk of mortgage prepayments increased. Within the collateralized mortgage obligation (CMO) sector, we had exposure to tranches structured to benefit from any accelerated return of principal driven by a rise in prepayments, and these holdings performed strongly as well.

We continued to minimize exposure to US Treasury securities, given the extraordinary decline in Treasury yields that has occurred. Still, even our modest exposure to US Treasuries held back relative performance, as GNMAs outperformed for the six months. For a portion of the period we had a position of 5% or less in Treasury Inflation Protected Securities (TIPS). We sold this position late in the period as TIPS valuations rebounded, spurred by the market moving away from a deflationary outlook.

Finally, as part of our approach, we seek to enhance total returns by employing a global tactical asset allocation overlay strategy.9 This strategy which we call iGAP (integrated global alpha platform), seeks to identify the relative value to be found among global bond and currency markets, and then to benefit from disparities through the use of global bond futures and currency forward contracts. For the period, the iGAP strategy was essentially a neutral factor in the fund's performance.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q: How do you assess the economic environment for mortgage securities at present?

A: We remain very focused on the potential impact on interest rates and GNMA prepayment rates of US government policy. In this vein, we continue to expect the Fed and Treasury to do whatever it takes to get credit flowing and lending back on track. This policy objective continues to carry with it the strong potential for an increase in refinancing by homeowners and in mortgage prepayment rates. Any increase in refinancing may be restrained to a degree by the tightening in mortgage underwriting standards that has occurred and by homeowners with negative equity following the collapse in home prices. Nonetheless, we believe a continued focus on low coupons, smaller loan balances and other characteristics resistant to prepayment makes sense for now, given that mortgage rates have fallen to the historically low 4.5% range.

More broadly, while GNMAs have enjoyed strong performance in recent months, they continue to appear favorably valued versus Treasuries. At the close of the period, GNMAs provided a yield advantage versus equivalent-maturity Treasuries of close to 200 basis points.

1 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.
2 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
3 The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 5- and 10-year periods this category's average was 6.28% (65 funds), 4.87% (57 funds) and 5.18% (38 funds), respectively, as of 4/30/09. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.
6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.
7 Prepayment risk — In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection.
8 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.
9 The global tactical asset allocation overlay strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Mortgage-Backed Securities Pass-Throughs	75%	80%
Collateralized Mortgage Obligations	11%	14%
Government & Agency Obligations	11%	4%
Cash Equivalents	3%	2%
	100%	100%
Coupons*	4/30/09	10/31/08

Less than 4.5%	13%	8%
4.5%-5.49%	23%	25%
5.5%-6.49%	47%	50%
6.5%-7.49%	12%	12%
7.5% and Greater	5%	5%
	100%	100%
Credit Quality	4/30/09	10/31/08

US Government and Agencies	93%	98%
AAA**	7%	2%
	100%	100%
Interest Rate Sensitivity	4/30/09	10/31/08

Effective Maturity	4.4 years	7.1 years
Average Duration	2.0 years	4.5 years
* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations
** Includes Cash Equivalents

Asset allocation, coupons, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 76.4%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	17,621	18,239
5.0%, with various maturities from 1/1/2019 until 12/1/2019	714,165	744,321
6.5%, with various maturities from 9/1/2032 until 7/1/2035	2,428,752	2,578,732
7.0%, with various maturities from 6/1/2032 until 10/1/2038	10,247,325	11,010,421
8.0%, with various maturities from 2/1/2017 until 7/1/2030	19,973	20,882
8.5%, with various maturities from 12/1/2016 until 7/1/2030	7,758	8,272
10.25%, 3/1/2016	278	282
Federal National Mortgage Association:
5.0%, with various maturities from 12/1/2016 until 5/1/2021	6,375,106	6,653,674
5.5%, with various maturities from 5/1/2025 until 6/1/2035 (a)	26,948,961	27,923,682
6.0%, with various maturities from 12/1/2020 until 8/1/2035	10,049,576	10,558,623
6.5%, with various maturities from 7/1/2035 until 1/1/2038	9,881,150	10,483,130
7.0%, 10/1/2037	2,407,378	2,588,872
8.0%, with various maturities from 9/1/2011 until 12/1/2024	152,021	161,719
8.5%, with various maturities from 7/1/2030 until 9/1/2030	12,650	13,657
9.0%, with various maturities from 12/1/2016 until 4/1/2030	31,306	34,059
Government National Mortgage Association:
2.86%, 4/1/2039	22,000,000	22,440,000
4.5%, 3/1/2038 (a)	25,000,000	25,500,000
5.0%, with various maturities from 2/15/2033 until 3/15/2039 (b)	228,554,127	237,573,569
5.5%, with various maturities from 12/15/2028 until 4/15/2039 (a) (b)	403,420,067	421,403,385
6.0%, with various maturities from 11/15/2023 until 2/20/2039 (a) (b)	526,812,336	555,341,636
6.5%, with various maturities from 6/15/2023 until 2/15/2039 (a)	107,180,539	113,596,283
7.0%, with various maturities from 9/15/2009 until 11/15/2038 (b) (c)	53,154,210	56,855,213
7.5%, with various maturities from 6/15/2009 until 1/15/2037	24,999,090	26,837,343
8.0%, 9/15/2014	255	261
9.0%, with various maturities from 9/15/2017 until 7/15/2030	1,880,917	2,066,812
9.5%, with various maturities from 6/15/2009 until 5/15/2025	2,560,685	2,843,093
10.0%, with various maturities from 11/15/2009 until 8/15/2022	1,577,564	1,783,081
10.5%, with various maturities from 9/15/2015 until 12/15/2021	910,157	1,041,313
11.0%, 4/20/2019	2,704	3,118
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,493,551,883)		1,540,083,672

Collateralized Mortgage Obligations 11.4%
FannieMae Grantor Trust, "A2", Series 2001-T10, 7.5%, 12/25/2041	4,535,058	4,786,259
FannieMae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	2,472,986	2,514,022
Federal Home Loan Mortgage Corp.:
"JF", Series 2704, 1.001%*, 5/15/2023	11,396,545	11,279,765
"FP", Series 2341, 1.351%*, 7/15/2031	2,466,871	2,455,364
"FO", Series 2418, 1.351%*, 2/15/2032	3,063,172	3,042,570
"GF", Series 2412, 1.401%*, 2/15/2032	2,317,234	2,310,028
"FA", Series 2419, 1.451%*, 2/15/2032	2,754,785	2,745,975
"F", Series 2439, 1.451%*, 3/15/2032	4,302,909	4,289,902
"FA", Series 2436, 1.451%*, 3/15/2032	3,872,618	3,860,912
"FD", Series 3519, 1.901%*, 2/15/2038	16,298,345	16,385,231
"BI", Series 3499, Interest Only, 4.0%, 9/15/2021	2,760,883	205,336
"GZ", Series 2906, 5.0%, 9/15/2034	17,379,196	16,460,591
"SL", Series 2882, Interest Only, 6.749%**, 10/15/2034	2,656,828	265,092
Federal Home Loan Mortgage Corp./Government National Mortgage Association, "SC", Series 23, Interest Only, 9.113%**, 11/25/2023	2,329,058	377,928
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	1,631	1,434
"F", Series 2004-29, 0.838%*, 5/25/2034	737,667	737,251
"OF", Series 2001-60, 1.388%*, 10/25/2031	1,392,798	1,388,071
"OF", Series 2001-70, 1.388%*, 10/25/2031	696,399	692,490
"FB", Series 2002-30, 1.438%*, 8/25/2031	3,659,672	3,644,909
"PF", Series 2001-69, 1.438%*, 12/25/2031	2,306,087	2,300,779
"FB", Series 2002-84, 1.438%*, 12/25/2032	5,541,154	5,525,000
"25", Series 351, Interest Only, 4.5%, 5/1/2019	6,485,457	690,879
"21", Series 334, Interest Only, 5.0%, 3/1/2018	7,886,474	764,746
"20", Series 334, Interest Only, 5.0%, 3/1/2018	5,973,456	579,468
"23", Series 339, Interest Only, 5.0%, 7/1/2018	5,549,965	538,461
"ZA", Series 2008-24, 5.0%, 4/25/2038	13,194,272	11,641,826
"AN", Series 2007-108, 8.861%*, 11/25/2037	17,089,543	17,990,564
Government National Mortgage Association:
"PO", Series 1999-40, Principal Only, Zero Coupon, 11/16/2029	1,524,471	1,301,141
"PO", Series 2006-60, Principal Only, Zero Coupon, 11/20/2036	623,235	585,445
"FG", Series 2002-76, 0.851%*, 10/16/2029	1,777,879	1,756,687
"FN", Series 2007-51, 0.867%*, 8/20/2037	2,400,000	2,270,398
"ZC", Series 2003-86, 4.5%, 10/20/2033	1,600,283	1,465,489
"A1", Series 2008-36, Interest Only, 5.0%, 10/16/2022	8,229,992	587,973
"KE", Series 2004-19, 5.0%, 3/16/2034	4,500,000	4,347,298
"PH", Series 2004-80, 5.0%, 7/20/2034	8,002,000	7,931,202
"LE", Series 2004-87, 5.0%, 10/20/2034	6,741,000	6,445,701
"ZB", Series 2005-15, 5.0%, 2/16/2035	11,079,816	10,502,070
"Z", Series 2005-25, 5.0%, 3/16/2035	2,451,965	2,346,317
"ZA", Series 2006-47, 5.0%, 8/16/2036	6,085,835	5,519,440
"CK", Series 2007-31, 5.0%, 5/16/2037	7,412,000	7,381,165
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	1,803,389	29,942
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	4,517,346	416,334
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	12,775,742	1,277,706
"TZ", Series 2003-85, 5.5%, 10/20/2033	20,284,541	19,679,991
"PI", Series 2004-28, Interest Only, 5.5%, 11/20/2033	4,601,432	340,304
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	10,537,465
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,863,309
"ZA", Series 2007-30, 5.5%, 5/16/2037	5,554,530	5,305,425
"SF", Series 2002-63, Interest Only, 5.828%**, 9/16/2032	5,590,032	319,068
"SP", Series 2005-61, Interest Only, 5.828%**, 8/16/2035	11,606,792	761,036
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,670,924	2,797,628
"PS", Series 2008-40, Interest Only, 6.048%**, 5/16/2038	3,543,548	285,641
"SJ", Series 2004-22, Interest Only, 6.153%**, 4/20/2034	15,180,152	712,219
"ZB", Series 1998-21, 6.5%, 9/20/2028	2,678,637	2,851,131
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	8,361,874	1,095,236
"KS", Series 2004-96, Interest Only, 6.553%**, 7/20/2034	9,853,633	679,467
"SY", Series 2004-47, Interest Only, 6.608%**, 1/16/2034	12,250,113	890,462
"LS", Series 2003-74, Interest Only, 6.703%**, 12/20/2030	2,407,857	124,883
"QS", Series 2003-34, Interest Only, 6.703%**, 3/20/2033	9,264,918	816,607
"SN", Series 2005-68, Interest Only, 6.752%**, 1/17/2034	21,559,974	1,175,083
"SM", Series 2003-60, Interest Only, 7.298%**, 1/16/2033	24,975,304	2,931,821
"SJ", Series 1999-43, Interest Only, 7.548%**, 11/16/2029	4,077,200	393,701
"SA", Series 1999-30, Interest Only, 7.549%**, 4/16/2029	7,331,595	494,482
"QA", Series 2002-13, Interest Only, 7.598%**, 2/16/2032	481,275	50,907
"S", Series 1999-15, Interest Only, 7.748%**, 5/16/2029	4,011,749	453,202
Total Collateralized Mortgage Obligations (Cost $221,752,604)		229,198,229

Government & Agency Obligations 10.8%
Other Government Related 3.4%
Citibank NA:
FDIC Guaranteed, 1.016%*, 5/7/2012 (a)	14,300,000	14,300,000
FDIC Guaranteed, 1.875%, 5/7/2012 (a)	22,000,000	21,942,580
JPMorgan Chase & Co.:
Series 3, FDIC Guaranteed, 1.416%*, 12/26/2012	5,097,000	5,079,951
FDIC Guaranteed, 1.55%*, 6/15/2012	5,853,000	5,869,189
FDIC Guaranteed, 2.125%, 12/26/2012	22,000,000	21,977,428
		69,169,148
US Government Sponsored Agencies 4.9%
Federal Home Loan Bank:
1.375%, 5/16/2011	22,000,000	22,014,410
7.2%*, 3/18/2024	4,710,000	4,551,038
7.45%*, 10/16/2023 (c)	10,000,000	10,000,000
Federal National Mortgage Association:
1.288%*, 2/27/2023 (c)	18,000,000	17,280,000
1.75%, 3/23/2011 (c)	10,000,000	10,097,060
1.875%, 4/20/2012	12,570,000	12,612,436
5.0%, 5/20/2024	22,000,000	21,929,402
		98,484,346
US Treasury Obligations 2.5%
US Treasury Bills:
0.04%***, 5/21/2009 (d)	181,000	180,996
0.04%***, 5/21/2009 (d)	267,000	266,994
0.13%***, 6/11/2009 (d)	6,104,000	6,103,585
0.13%***, 6/11/2009 (d)	6,052,000	6,051,588
0.24%***, 7/9/2009 (d)	986,000	985,817
0.29%***, 6/18/2009 (d)	2,611,000	2,610,801
US Treasury Note, 4.875%, 4/30/2011 (b)	32,000,000	34,500,000
		50,699,781
Total Government & Agency Obligations (Cost $219,234,774)		218,353,275
	Shares	Value ($)

Securities Lending Collateral 15.7%
Daily Assets Fund Institutional, 0.66% (e) (f) (Cost $316,545,664)	316,545,664	316,545,664

Cash Equivalents 3.0%
Cash Management QP Trust, 0.46% (e) (Cost $60,795,600)	60,795,600	60,795,600
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,311,880,525)+	117.3	2,364,976,440
Other Assets and Liabilities, Net	(17.3)	(348,978,852)
Net Assets	100.0	2,015,997,588
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2009.
** These securities are shown at their current rate as of April 30, 2009.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,312,251,682. At April 30, 2009, net unrealized appreciation for all securities based on tax cost was $52,724,758. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,264,049 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,539,291.
(a) When-issued or delayed delivery securities included.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $310,116,211, which is 15.4% of net assets.
(c) At April 30, 2009, this security has been pledged, in whole or in part, as collateral for open written options.
(d) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2009, open futures contracts purchased were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	719	59,226,216	58,197,663	(1,028,553)
10 Year Interest Rate Swap	6/15/2009	153	19,171,866	18,840,516	(331,350)
10 Year US Treasury Note	6/19/2009	295	36,183,607	35,676,563	(507,044)
2 Year US Treasury Note	6/30/2009	411	89,189,511	89,411,768	222,257
3 Year Australian Treasury Bond	6/15/2009	203	15,871,270	15,827,390	(43,880)
Federal Republic of Germany Euro-Schatz	6/8/2009	514	73,735,851	73,485,309	(250,542)
United Kingdom Long Gilt Bond	6/26/2009	431	77,078,812	76,894,492	(184,320)
Total net unrealized depreciation					(2,123,432)

At April 30, 2009, open futures contracts sold were as follows:

	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	6/19/2009	194	20,306,433	20,138,087	168,346
10 Year Japanese Government Bond	6/11/2009	88	123,773,429	122,238,085	1,535,344
10 Year US Treasury Note	6/19/2009	1,552	190,070,217	187,695,000	2,375,217
Federal Republic of Germany Euro-Bund	6/8/2009	275	44,864,700	44,582,834	281,866
Total unrealized appreciation					4,360,773

At April 30, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
4/20/2009 4/20/2024	11,000,000[1]	Fixed — 7.5%	Floating — LIBOR	15,808
5/15/2009 5/15/2024	11,000,000[1]	Fixed — 7.5%	Floating — LIBOR	—
Total unrealized appreciation on open interest rate swaps				15,808

At April 30, 2009, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/1/2008 12/1/2010	52,000,000[2]	0.35%	Global Interest Rate Strategy Index	(856,238)	104,000	(990,406)
Counterparties: [1] Morgan Stanley [2] Citigroup, Inc.

At April 30, 2009, open written option contracts were as follows:

Written Options	Contract Amount	Expiration Date	Value ($)*
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	62,000,000	10/13/2009	843,448
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	62,000,000	9/18/2009	4,917
Total Call Options (Premiums received $733,150)			848,365
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	62,000,000	10/13/2009	13,857
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	62,000,000	9/18/2009	1,740,824
Total Put Options (Premiums received $733,150)			1,754,681
Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($)*
Call Options 30-Year GNSF	5.0	25,000,000	5/12/2009	101.8	421,875
30-Year GNSF	5.5	50,000,000	5/12/2009	102.6	625,000
30-Year GNSF	6.0	25,000,000	5/12/2009	103.5	250,000
30-Year GNSF	5.0	25,000,000	5/12/2009	102.3	296,875
30-Year GNSF	5.5	25,000,000	5/12/2009	103.0	218,750
30-Year GNSF	6.0	25,000,000	5/12/2009	104.1	109,375
30-Year GNSF	5.0	25,000,000	5/12/2009	103.1	129,357
30-Year GNSF	5.5	25,000,000	6/11/2009	103.6	76,975
30-Year GNSF	6.0	25,000,000	6/11/2009	104.2	51,308
Total Call Options (Premiums received $964,844)					2,179,515
Put Options 30-Year GNSF	4.5	25,000,000	6/11/2009	100.5	31,250
30-Year GNSF	4.5	25,000,000	12/15/2009	101.3	7,812
30-Year GNSF	5.0	25,000,000	6/11/2009	100.5	31,250
Total Put Options (Premiums received $261,719)					70,312
Total Written Options (Total premiums received $2,692,863)					4,852,873
* Unrealized depreciation at April 30, 2009 was $2,160,010.

GNSF: Government National Single Family

LIBOR: Represents the London InterBank Offered Rate

As of April 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	52,461,000	USD	69,500,333	5/20/2009	27,379
USD	57,151,468	CHF	65,425,000	5/20/2009	230,683
USD	29,907,135	AUD	42,134,000	5/20/2009	879,927
USD	38,527,675	CAD	47,500,000	5/20/2009	1,258,482
USD	9,556,132	NOK	64,071,000	5/20/2009	185,266
USD	20,696,676	JPY	2,074,790,000	5/20/2009	315,497
Total unrealized appreciation					2,897,234
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
GBP	18,874,000	USD	27,763,843	5/20/2009	(167,347)
SEK	35,051,000	USD	4,269,878	5/20/2009	(116,666)
USD	5,916,609	NZD	10,258,000	5/20/2009	(84,045)
Total unrealized depreciation					(368,058)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Options Written, At Value	Other Financial Instruments++
Level 1	$ 316,545,664	$ —	$ 2,237,341
Level 2	2,015,990,776	(2,603,046)	1,554,578
Level 3	32,440,000	(2,249,827)	—
Total	$ 2,364,976,440	$ (4,852,873)	$ 3,791,919
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign currency exchange contracts, interest rate swap contracts and total return swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

	Investments in Securities	Written Options
Balance as of October 31, 2008	$ 10,000,000	$ (3,492,187)
Total realized gain (loss)	—	2,457,031
Change in unrealized appreciation (depreciation)	—	(74,046)
Amortization premium/discount	—	—
Net purchases (sales)	22,440,000	(1,140,625)
Net transfers in (out) of Level 3	—	—
Balance as of April 30, 2009	$ 32,440,000	$ (2,249,827)
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ —	$ (1,023,265)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,934,539,261) — including $310,116,211 of securities loaned	$ 1,987,635,176
Investment in Daily Assets Fund Institutional (cost $316,545,664)*	316,545,664
Investment in Cash Management QP Trust (cost $60,795,600)	60,795,600
Total investments, at value (cost $2,311,880,525)	2,364,976,440
Foreign currency, at value (cost $2,870,845)	2,920,148
Receivable for investments sold	81,711,471
Receivable for when-issued and delayed delivery securities sold	71,143,816
Unrealized appreciation on forward foreign currency exchange contracts	2,897,234
Unrealized appreciation on swap contracts	15,808
Interest receivable	8,813,750
Receivable for Fund shares sold	1,352,689
Other assets	43,781
Total assets	2,533,875,137
Liabilities
Cash overdraft	20,620,135
Payable for investments purchased	87,007,805
Payable for when-issued and delayed delivery securities purchased	83,397,397
Payable upon return of securities loaned	316,545,664
Payable for Fund shares redeemed	1,491,332
Payable for variation margin on open futures contracts	292,164
Options written, at value (premiums received $2,692,863)	4,852,873
Unrealized depreciation on forward foreign currency exchange contracts	368,058
Unrealized depreciation on swap contracts	990,406
Accrued management fee	573,081
Other accrued expenses and payables	1,738,634
Total liabilities	517,877,549
Net assets, at value	$ 2,015,997,588
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	9,668,761
Net unrealized appreciation (depreciation) on: Investments	53,095,915
Futures	2,237,341
Written options	(2,160,010)
Foreign currency	2,567,501
Swap contracts	(974,598)
Accumulated net realized gain (loss)	(110,143,106)
Paid-in capital	2,061,705,784
Net assets, at value	$ 2,015,997,588
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,852,159,112 ÷ 216,682,020 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.55
Maximum offering price per share (100 ÷ 95.50 of $8.55)	$ 8.95

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,342,139 ÷ 2,146,718 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($61,357,995 ÷ 7,166,384 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.56
Class S Net Asset Value, offering and redemption price(a) per share ($83,652,117 ÷ 9,784,195 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.55

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($486,225 ÷ 56,931 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.54
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Interest	$ 47,169,981
Interest — Cash Management QP Trust	761,823
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,577,291
Total Income	49,509,095
Expenses: Management fee	3,200,021
Administration fee	992,274
Distribution and service fees	2,435,757
Services to shareholders	1,377,586
Custodian fee	63,880
Professional fees	88,449
Trustees' fees and expenses	29,967
Reports to shareholders	112,126
Registration fees	90,829
Other	95,943
Total expenses before expense reductions	8,486,832
Expense reductions	(8,551)
Total expenses after expense reductions	8,478,281
Net investment income	41,030,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,173,177
Futures	(9,371,641)
Written options	6,818,360
Foreign currency	(9,347,443)
Swaps	(46,006)
3,226,447
Change in net unrealized appreciation (depreciation) on: Investments	104,746,660
Futures	96,116
Written options	(1,045,894)
Foreign currency	10,466,325
Swaps	(974,598)
113,288,609
Net gain (loss)	116,515,056
Net increase (decrease) in net assets resulting from operations	$ 157,545,870

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 41,030,814	$ 95,646,604
Net realized gain (loss)	3,226,447	(11,162,908)
Change in net unrealized appreciation (depreciation)	113,288,609	(47,122,563)
Net increase (decrease) in net assets resulting from operations	157,545,870	37,361,133
Distributions to shareholders from: Net investment income: Class A	(42,228,202)	(87,839,416)
Class B	(384,658)	(1,093,793)
Class C	(1,081,298)	(1,690,211)
Class S	(1,960,600)	(3,796,681)
Institutional Class	(9,801)	(12,202)
Tax return of capital: Class A	—	(7,765,225)
Class B	—	(96,694)
Class C	—	(149,419)
Class S	—	(335,636)
Institutional Class	—	(1,079)
Total distributions	(45,664,559)	(102,780,356)
Fund share transactions: Proceeds from shares sold	87,696,947	161,231,673
Reinvestment of distributions	33,770,942	74,794,108
Cost of shares redeemed	(164,254,866)	(361,412,311)
Redemption fees	19,300	22,098
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	(42,767,677)	(125,364,432)
Increase (decrease) in net assets	69,113,634	(190,783,655)
Net assets at beginning of period	1,946,883,954	2,137,667,609
Net assets at end of period (including undistributed net investment income of $9,668,761 and $14,302,506, respectively)	$ 2,015,997,588	$ 1,946,883,954

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.08	$ 8.36	$ 8.39	$ 8.41	$ 8.66	$ 8.62
Income from investment operations: Net investment income[b]	.17	.39	.39	.36	.32	.28
Net realized and unrealized gain (loss)	.49	(.25)	(.00)***	.02	(.21)	.09
Total from investment operations	.66	.14	.39	.38	.11	.37
Less distributions from: Net investment income	(.19)	(.39)	(.42)	(.40)	(.36)	(.33)
Tax return of capital	—	(.03)	—	—	—	—
Total distributions	(.19)	(.42)	(.42)	(.40)	(.36)	(.33)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.55	$ 8.08	$ 8.36	$ 8.39	$ 8.41	$ 8.66
Total Return (%)[c]	8.28**	1.60[d]	4.78[d]	4.59	1.25	4.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,852	1,794	1,982	2,196	2,532	2,877
Ratio of expenses before expense reductions (%)	.83*	.83	.82	.85	.81	.83
Ratio of expenses after expense reductions (%)	.83*	.83	.82	.85	.81	.83
Ratio of net investment income (%)	4.16*	4.63	4.63	4.33	3.76	3.22
Portfolio turnover rate (%)	102**	186	336	305	312	295
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.07	$ 8.35	$ 8.38	$ 8.39	$ 8.64	$ 8.60
Income from investment operations: Net investment income[b]	.14	.31	.31	.28	.24	.19
Net realized and unrealized gain (loss)	.48	(.25)	(.00)***	.03	(.22)	.10
Total from investment operations	.62	.06	.31	.31	.02	.29
Less distributions from: Net investment income	(.15)	(.31)	(.34)	(.32)	(.27)	(.25)
Tax return of capital	—	(.03)	—	—	—	—
Total distributions	(.15)	(.34)	(.34)	(.32)	(.27)	(.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.54	$ 8.07	$ 8.35	$ 8.38	$ 8.39	$ 8.64
Total Return (%)[c]	7.66d**	.79[d]	3.80[d]	3.76[d]	.25	3.31[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	23	36	57	82	126
Ratio of expenses before expense reductions (%)	1.79*	1.76	1.72	1.83	1.72	1.88
Ratio of expenses after expense reductions (%)	1.71*	1.74	1.71	1.75	1.72	1.81
Ratio of net investment income (%)	3.28*	3.72	3.74	3.43	2.85	2.24
Portfolio turnover rate (%)	102**	186	336	305	312	295
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.09	$ 8.37	$ 8.41	$ 8.42	$ 8.67	$ 8.63
Income from investment operations: Net investment income[b]	.14	.32	.32	.29	.25	.20
Net realized and unrealized gain (loss)	.49	(.25)	(.00)***	.03	(.22)	.10
Total from investment operations	.63	.07	.32	.32	.03	.30
Less distributions from: Net investment income	(.16)	(.32)	(.36)	(.33)	(.28)	(.26)
Tax return of capital	—	(.03)	—	—	—	—
Total distributions	(.16)	(.35)	(.36)	(.33)	(.28)	(.26)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.56	$ 8.09	$ 8.37	$ 8.41	$ 8.42	$ 8.67
Total Return (%)[c]	7.84**	.78[d]	3.85[d]	3.88	.34	3.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	51	39	41	54	65
Ratio of expenses before expense reductions (%)	1.61*	1.63	1.64	1.61	1.63	1.75
Ratio of expenses after expense reductions (%)	1.61*	1.62	1.63	1.61	1.63	1.75
Ratio of net investment income (%)	3.38*	3.84	3.82	3.57	2.94	2.30
Portfolio turnover rate (%)	102**	186	336	305	312	295
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.08	$ 8.36	$ 8.39	$ 8.41	$ 8.53
Income from investment operations: Net investment income[c]	.18	.41	.40	.37	.09
Net realized and unrealized gain (loss)	.49	(.26)	(.00)***	.02	(.12)
Total from investment operations	.67	.15	.40	.39	(.03)
Less distributions from: Net investment income	(.20)	(.40)	(.43)	(.41)	(.09)
Tax return of capital	—	(.03)	—	—	—
Total distributions	(.20)	(.43)	(.43)	(.41)	(.09)
Redemption fees***	.00	.00	.00	.00	.00
Net asset value, end of period	$ 8.55	$ 8.08	$ 8.36	$ 8.39	$ 8.41
Total Return (%)	8.37**	1.78[d]	4.83[d]	4.92[d]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	79	80	91	124
Ratio of expenses before expense reductions (%)	.66*	.65	.66	.73	.59*
Ratio of expenses after expense reductions (%)	.66*	.64	.65	.69	.59*
Ratio of net investment income (%)	4.33*	4.82	4.79	4.49	4.09*
Portfolio turnover rate (%)	102**	186	336	305	312
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.07	$ 8.35	$ 8.39	$ 8.39	$ 8.64	$ 8.61
Income from investment operations: Net investment income[b]	.18	.41	.40	.39	.33	.29
Net realized and unrealized gain (loss)	.49	(.26)	(.00)***	.02	(.21)	.09
Total from investment operations	.67	.15	.40	.41	.12	.38
Less distributions from: Net investment income	(.20)	(.40)	(.44)	(.41)	(.37)	(.35)
Tax return of capital	—	(.03)	—	—	—	—
Total distributions	(.20)	(.43)	(.44)	(.41)	(.37)	(.35)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.54	$ 8.07	$ 8.35	$ 8.39	$ 8.39	$ 8.64
Total Return (%)	8.37**	1.75[c]	4.94[c]	5.00	1.37[c]	4.48[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49	.37	.19	.11	.23	.17
Ratio of expenses before expense reductions (%)	.59*	.65	.81	.50	1.52	1.59
Ratio of expenses after expense reductions (%)	.59*	.65	.67	.50	.70	.71
Ratio of net investment income (%)	4.40*	4.81	4.78	4.68	3.87	3.34
Portfolio turnover rate (%)	102**	186	336	305	312	295
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Government Securities Fund (the ``Fund''), is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued by an independent pricing service or if an independent pricing service is unable to provide, using quotations supplied by the counterparty. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. The Fund may enter into total return swap transactions to hedge against market and interest rate risk or to enhance returns. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Interest Rate Swap Contracts. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and to manage the duration of the Fund. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's global tactical asset allocation overlay strategy and as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts as part of the Fund's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $99,404,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), October 31, 2014 ($32,163,000) and October 31, 2015 ($4,867,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (loss) as ordinary income, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,934,902,897 and $2,078,195,329, respectively. Purchases and sales of US Treasury obligations aggregated $85,173,493 and $98,874,923, respectively.

For the six months ended April 30, 2009, transactions for written options on interest rate swaps and securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	598,000,000	$ 4,673,331
Options written	1,050,000,000	5,991,212
Options closed	(125,000,000)	(632,813)
Options exercised	(150,000,000)	(1,067,383)
Options expired	(800,000,000)	(6,271,484)
Outstanding, end of period	573,000,000	$ 2,692,863

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the six months ended April 30, 2009, the management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.32% of the Fund's average daily net assets.

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class B shares at 1.71%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $992,274, of which $165,935 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 978,761	$ —	$ 310,879
Class B	30,079	8,542	6,928
Class C	33,274	—	10,360
Class S	61,948	—	19,108
Institutional Class	185	—	61
	$ 1,104,247	$ 8,542	$ 347,336

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 77,577	$ 12,627
Class C	211,886	37,617
	$ 289,463	$ 50,244

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 2,050,508	$ 671,433.22%
Class B	25,231	7,954.24%
Class C	70,555	25,454.25%
	$ 2,146,294	$ 704,841

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $50,007.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $19,944 and $3,382, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $627 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,935, of which $2,284 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $9 for custody credit earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,564,878	$ 63,518,970	13,624,763	$ 114,640,561
Class B	346,661	2,909,544	1,011,355	8,519,423
Class C	1,865,642	15,677,513	3,101,615	26,166,056
Class S	656,830	5,509,750	1,386,837	11,713,544
Institutional Class	9,590	81,170	22,915	192,089
		$ 87,696,947		$ 161,231,673
Shares issued in reinvestment of dividends
Class A	3,758,756	$ 31,501,069	8,351,032	$ 70,038,755
Class B	38,347	320,807	118,903	997,259
Class C	78,217	656,840	145,600	1,222,600
Class S	152,915	1,282,425	300,778	2,522,241
Institutional Class	1,170	9,801	1,585	13,253
		$ 33,770,942		$ 74,794,108
Shares redeemed
Class A	(16,668,940)	$ (139,838,888)	(37,162,604)	$ (312,743,852)
Class B	(1,057,765)	(8,891,630)	(2,626,552)	(22,099,905)
Class C	(1,082,943)	(9,112,968)	(1,604,761)	(13,519,746)
Class S	(762,516)	(6,411,380)	(1,550,462)	(13,041,210)
Institutional Class	—	—	(902)	(7,598)
		$ (164,254,866)		$ (361,412,311)
Redemption fees		$ 19,300		$ 22,098
Net increase (decrease)
Class A	(5,345,306)	$ (44,803,665)	(15,186,809)	$ (128,051,188)
Class B	(672,757)	(5,660,105)	(1,496,294)	(12,583,045)
Class C	860,916	7,222,325	1,642,454	13,872,317
Class S	47,229	382,797	137,153	1,199,740
Institutional Class	10,760	90,971	23,598	197,744
		$ (42,767,677)		$ (125,364,432)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009